Rule 497(e)
File No. 333-146827

Innovator ETFs® Trust
(the “Trust”)

Innovator IBD® 50 ETF

Innovator IBD® Breakout Opportunities ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement to each Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated April 10, 2026

The shareholders of each of Innovator IBD® 50 ETF (“FFTY”) and Innovator IBD® Breakout Opportunities ETF (“BOUT”), each a separate series of the Trust, approved the reorganizations of FFTY and BOUT with and into CapForce IBD® 50 ETF and CapForce IBD® Breakout Opportunities ETF, respectively, each a newly formed series of Capital-Force ETF Trust (each an “Acquiring Fund”), at a joint special meeting of shareholders held on April 10, 2026.

Upon the completion of the reorganizations, which are expected to be tax-free, the assets of each of FFTY and BOUT will be transferred to, and the liabilities of each of FFTY and BOUT will be assumed by, the respective Acquiring Fund. Shareholders of each of FFTY and BOUT will receive shares of each respective Acquiring Fund with a value equal to the aggregate net asset value of the shares of FFTY or BOUT held by them. The reorganizations are expected to close on or about April 24, 2026. No assurance can be given as to the exact timing of the closing of the reorganizations.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference